                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K for the period ending December 31, 2002, of ANR Pipeline Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg G. Gruber, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Greg G. Gruber
                                             -----------------------------------
                                             Greg G. Gruber
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer
                                             (Principal Financial Officer)
                                             March 27, 2003